SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 6, 1995


                                 AUTOINFO, INC.
             (Exact name of Registrant as specified in its charter)



         DELAWARE                       0-14786               13-2867481
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)


                   1600 ROUTE 208, FAIR LAWN, NEW JERSEY 07410
               (Address of principal executive office) (Zip Code)

                                 (201) 703-0500
               Registrant's telephone number, including area code:




                                      N/A
          (Former name or former address, if changed since last report)

Item 2: Acquisition or Disposition of Assets

     On December 6, 1995, AutoInfo, Inc. (the "Registrant") acquired, through a wholly-owned subsidiary, AutoInfo Finance of Virginia, Inc., substantially all of the assets of Falk Finance Company, Inc., a consumer finance company primarily engaged in the business of purchasing retail installment sales contracts which are securred by late model automobiles. The aggregate consideration paid for the assets acquired included a payment of $5,125,000 plus the assumption of approximately $33 million of debt, including $22 million of senior debt.


Item 7: Financial Statements, Pro Forma Financial
        Information and Exhibits

        Financial Statement of Business Acquired:

                The Registrant is in the process of completing the financial statements and pro forma financial data required by the provisions of
        Item 7 of Form 8-K. Such required financial statements and pro forma financial information will be filed on a Form 8-K/A not later than sixty
        (60) days after this report on Form 8-K was due.

        Exhibits:

        A       Form of Asset  Purchase Agreement  among   AutoInfo  Finance of
                Virginia,    Inc.   and  AutoInfo,  Inc.,  on the one hand, and
                Falk Finance Company, et.al., on the other hand, dated December 6, 1995.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AUTOINFO, INC.


Date: December 21, 1995         By: /s/ WILLIAM WUNDERLICH
                                    -------------------------------------------
                                    William Wunderlich, Chief Financial Officer





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                                    AGREEMENT

         AGREEMENT dated as of December 6, 1995 by and between AUTOINFO FINANCE OF VIRGINIA, INC., a Virginia corporation ("Buyer"), and AUTOINFO, INC. a Delaware corporation ("Auto"), on one hand, and FALK FINANCE COMPANY, INC., a Virginia corporation ("FFC"), FALK HOLDING CORP., a Virginia corporation
("FHC"), CHARLES E. FALK, SR. ("Falk"), CHARLES E. FALK, JR. ("Eddie") and CHARLES A. MILLS III ("Mills"), on the other hand.



                              W I T N E S S E T H:



         WHEREAS, FFC is a consumer finance company primarily engaged in the business of purchasing retail installment sales contracts which are secured by late model automobiles and which provide financing for individuals with "sub-prime" credit profiles (the "Business"); and

         WHEREAS, FHC is the sole shareholder of FFC; and

         WHEREAS, Mills is a former shareholder of FFC;

         WHEREAS, Falk is a shareholder of FHC; and

         WHEREAS, Eddie is an officer of FHC and CFAW (as herein defined);

         WHEREAS, Buyer wishes to purchase and FFC wishes to sell to Buyer substantially all of the assets (both tangible and intangible) of FFC, including, without limitation, those assets used in connection with the Business.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF ASSETS

         1.01 Purchase of Assets. On the terms and subject to the conditions set forth herein, at the "Closing" (as defined in Section 2.01) Buyer shall purchase from FFC, and FFC shall sell, assign, transfer, convey and deliver to Buyer, FFC's right, title and interest in and to all of the assets and properties owned or used by FFC of every kind and description including, without limitation, the assets and properties used in the Business described in Section 1.02 hereof, except for the Excluded Assets (as defined below); all of such assets and properties being hereinafter collectively referred to as the "Purchased Assets."

         1.02 Purchased Assets. Except as expressly provided in Section 1.03 hereof, the Purchased Assets shall include, without limitation, all of FFC's right, title and interest in and to all of the following assets whether real, personal, mixed, tangible or intangible:

                  (a) all cash and cash equivalents;

                  (b) all notes, accounts and other receivables (including, without limitation all finance receivables) all of which existing as of November 30, 1995 are listed on Schedule 1.02(b) hereof;

                  (c) all fixed assets used in the Business (including, without limitation, all computer equipment);

                  (d) all vehicles held for resale;

                  (e) 1000 shares of the capital stock (the "Insurance Shares") of FFC Reinsurance Company, Ltd., a corporation existing under the laws of the Turks & Caicos Islands ("FFC Insurance");

                  (f) all trademarks, trade names, computer software and other proprietary rights used in the Business, including, without limitation, the rights to the tradename "Point Finance";



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

                  (g) all rights and privileges under and pursuant to all contracts relating to the Business (including, without limitation, all insurance on the life of each of Larry Cline and Robert Upton);

                  (h) all claims against third parties relating to the Business or the Purchased Assets;

                  (i) all customer lists, customer records and other records and documents relating to the Business;

                  (j) all recourse contracts between FFC and CFAW (as defined below);

                  (k) all intangible assets relating to the Business, including, without limitation, the goodwill and going concern values thereof;

                  (l) 15,900 shares of Capital Stock of Auto Banc, Inc.;

                  (m) all telephone numbers used by the Business, all of which are listed on Schedule 1.02(m); and

                  (n) the right to purchase shares of the capital stock of Eastern Virginia Small Business Investment Corporation (the "EVSBIC Agreement").

         1.03 Excluded Assets. The Purchased Assets shall not include:

                  (a) the minute books and the seal of FFC;

                  (b) the tax returns of FFC;

                  (c) any deficiencies or deficiency judgments which arose on or before August 31, 1995 with respect to finance contracts purchased by FFC from Charlie Falk's Auto Wholesale Incorporated ("CFAW"), all of which are listed on Schedule 1.03 hereof;

                  (d)  those  items of fixed  assets  listed  on  Schedule  1.03 hereof;

                  (e) shares of the capital stock of (1) FFC Insurance Services, Inc., a Virginia corporation ("Services") and (2) FFC Auto Sales Inc., a Virginia corporation ("FFC Auto");

                  (f) shares of the capital stock of Point Finance Co. Inc., a Delaware corporation ("Point"); and


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

                  (g) all amounts included as assets on the books of FFC which are derived solely from the general ledger accounts designated as "Floor Plan" and "Car Contract Advance."

         The foregoing are collectively referred to herein as the "Excluded Assets."

         1.04 FFC's Accounting Records. At all times after the Closing Date, FFC and Falk shall retain and make available to Buyer the original accounting and tax records and tax returns pertaining to FFC, and, to the extent necessary to enable Buyer to carry on the Business, shall permit Buyer to make copies thereof.

         1.05 Instruments of Transfer. FFC shall deliver to Buyer at Closing (a) a certified check in the amount of all cash included in the Purchased Assets,
(b) the Insurance Shares and stock powers with respect thereto executed in blank, all as may be necessary to vest in Buyer good and valid title to the Insurance Shares and (c) such other bills of sale, stock powers, title documents and assignments and consents (where required) in form and substance satisfactory to Buyer and its counsel, including a power of attorney in the form of Schedule
1.05 annexed hereto sufficient to permit Buyer to transfer title to the vehicles included in the Purchased Assets, sufficient to vest in Buyer good and valid title to all of FFC's right, title and interest in and to the Purchased Assets free and clear of all mortgages, claims, liens, charges or encumbrances of any kind or nature whatsoever except for Permitted Encumbrances (as defined below).

         1.06 Endorsement of Checks. FFC hereby agrees that any check received by Buyer on or after the Closing Date as payment with respect to any receivable included in the Purchased Assets, which is payable to FFC, may be endorsed by Buyer for its own account.






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


                                   ARTICLE II

                                     CLOSING

         2.01 Closing. The Closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue, New York, New York 10022, on December 6, 1995, or at such other place or time as shall be mutually agreed on by the parties hereto (such time on such date or such other agreed upon time and date is called the "Closing Date").

                                   ARTICLE III

                                  CONSIDERATION

         3.01 Purchase Price. The purchase price to be paid by Buyer for and in consideration of the sale, assignment, transfer, conveyance and delivery of the Purchased Assets and for the Covenants Not to Compete set forth in Section 7.01 shall be equal to $,3,625,000 (the "Transferred Consideration") plus the amount of the liabilities assumed by Buyer, as determined in accordance with Section
4.01 hereof (the "Purchase Price").

         3.02 Allocation of Purchase Price. The parties agree that the Purchase Price shall be allocated to the Covenants Not to Compete and to the various assets and properties included in Purchased Assets in the manner set forth on
Schedule 3.02 hereof.

         3.03 Payment of Purchase Price. In consideration of, and as full payment for the sale, assignment, transfer, conveyance and delivery of the Purchased Assets and for the Covenants Not to Compete, at the Closing, Buyer shall (a) pay the Transferred Consideration to FFC by delivery to FFC of (i) a certified or bank check in the amount of $2,025,000 and (ii) a note in the principal amount of $1,600,000 and otherwise having terms identical to, and pari passu with, the Junior Subordinated Notes (as defined below) and (b) assume and agree to pay, perform and discharge the Assumed Obligations (as defined below).





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

                                   ARTICLE IV

                               ASSUMED OBLIGATIONS

         4.01 Assumption. At the Closing, Buyer shall assume and agree to pay, perform and discharge the obligations of FFC (the "Assumed Obligations") (a) due to Finova Capital Corporation ("Finova") in the approximate principal amount of $22 million (the "Finova Debt"), (b) with respect to the New 1994 Notes (as defined below) up to a maximum principal amount of $4,900,000, (c) with respect to the Other Shareholders Cash Payment (as defined below) up to a maximum amount of $1,600,000, (d) with respect to the Upton Cash Payment (as defined below) up to a maximum of $120,000, (e) with respect to the Junior Subordinated Notes up to a maximum principal amount of $3,531,000, (f) with respect to all accounts payable and accrued expenses incurred by FFC in the ordinary course of business and not more than thirty (30) days past due as of the Closing Date, (g) to pay the reasonable legal and accounting fees incurred by FFC in connection with the transactions contemplated by this Agreement, (h) to pay the reasonable legal fees incurred by the holders of Junior Subordinated Notes and the New 1994 Notes (as defined below) in connection with the transactions contemplated by this Agreement (which legal fees FFC has agreed to pay) up to a maximum of $25,000 less any and all prior payments made by FFC on account thereof, but excluding payments with respect to fees and expenses accrued prior to September 1, 1995,
(i) due to the Bank of the Commonwealth in the principal amount of $250,000 plus all accrued and unpaid interest thereon (the "B of C Debt"), (j) under the EVSBIC Agreement and (k) arising from and after the Closing Date pursuant to those contracts of FFC being transferred to Buyer and specifically identified as an "Assumed Contract" on Schedule 5.21 hereof (the "Assumed Contracts"). Any other provision of this Agreement to the contrary notwithstanding (including, without limitation, the previous sentence of this Section 4.01), Buyer shall not and does not assume any liability or obligation of FFC whether or not disclosed in this Agreement or on any Schedule hereto (a) with respect to Taxes (as


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

defined below) or Employee Plans (as defined below) and (b) other than as is set forth in this Section 4.01.

         4.02 Performance of Other Obligations. FFC shall perform, or cause to be performed, all of the obligations of FFC and shall satisfy all liabilities of FFC, of any kind or nature whatsoever not expressly assumed by Buyer pursuant to
Section 4.01 hereof. FFC shall execute such additional documents as may be necessary to convey good and marketable title to Buyer and take any and all other actions as may be reasonably necessary to prevent any person, firm or governmental authority from having any interest in the Purchased Assets, or recourse against Buyer or the Purchased Assets based upon liabilities or obligations of FFC not assumed by Buyer.

                                    ARTICLE V

               REPRESENTATIONS AND WARRANTIES OF FFC, FHC AND FALK

         FFC, FHC and Falk hereby jointly and severally represent and warrant to and agree with Buyer as follows:

         5.01 Organization and Good Standing. FFC is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. FFC Insurance is a corporation duly organized, validly existing and in good standing under the laws of the Turks and Caicos Islands. Each of FFC and FFC Insurance (hereinafter collectively, the "FFC Companies") has full corporate power and authority to conduct its business as now conducted and to own or lease and operate the assets and properties now owned or leased and operated by it. Each of the FFC Companies is duly qualified to do business and is in good standing in each jurisdiction (both foreign and domestic) in which the nature of its business or the character of its properties required such qualification, all of which are set forth on Schedule 5.01; except where the failure to be so qualified would not have a material adverse effect on the FFC Business (as defined below).

         5.02 Capital Stock. The total authorized shares of capital stock of FFC consists of 20,000,000 shares of Class A Common Stock, no par value per share ("Class A Common") and 1,000,000 shares of Class B Common Stock, no par value


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

per share ("Class B Common"). Prior to the transactions contemplated by Sections
8.11 and 8.12 hereof, there were 3,200,000 shares of Class A Common and 500,000 shares of Class B Common, respectively, issued and outstanding, which issued and outstanding shares were owned beneficially and of record as is set forth on
Schedule 5.02.

         5.03 Options or Other Rights. Except as set forth on Schedule 5.03, there are no outstanding rights, subscriptions, warrants, options, commitments or other agreements of any kind to purchase or receive from either of the FFC Companies any shares of their capital stock and there is not outstanding any security convertible into any such capital stock.

         5.04 Subsidiaries of FFC. Except for the Insurance Shares or as is set forth on Schedule 5.04, FFC owns no interests in any other corporation, company, partnership, joint venture or other entity. The Insurance Shares represent all of the outstanding shares of capital stock of FFC Insurance. Neither Services nor Point nor FFC Auto has ever engaged in any business whatsoever.

         5.05 Authority and Compliance. Each of FFC and FHC has full corporate power and authority to execute and deliver this Agreement and any and all documents in connection herewith. The consummation and performance by FFC and FHC of the transactions contemplated by this Agreement, including, without limitation, the transactions contemplated by Sections 8.11 and 8.12 hereof, have been duly and validly authorized by all necessary corporate and other proceedings including, without limitation, the approval of the shareholders of FFC. This Agreement has been duly and validly executed and delivered by FFC,
FHC, Falk and Eddie and constitutes a valid obligation of each of them, enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles. Except as set forth on Schedule 5.05, no consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, or any third party is required to be obtained or made by the FFC


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Companies or FHC in connection  with the execution,  delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         5.06 Articles of  Incorporation;  By-Laws.  Attached hereto as Schedule
5.06 are true, correct and complete copies of the Articles of Incorporation and the By-Laws of FFC and the Memorandum of Association and Articles of Association of FFC Insurance.

         5.07 No Conflict. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the articles of incorporation or by-laws or similar governing documents of either of the FFC Companies, (ii) any contract or other agreement or instrument to which the FFC Companies or FHC is a party or by which any of them or their respective properties or assets are bound except as set forth on
Schedule 5.07, or (iii) any law, order, rule, regulation, writ, injunction or decree applicable to the FFC Companies or FHC; in the case of clause (ii) and
(iii) except where any such breach, violation or default would not have a material adverse effect on the FFC Business.

         5.08 Compliance with Law. FFC and its use of the Purchased Assets and its conduct of the Business and FFC Insurance and its conduct of its business (the "Insurance Business," together with the Business being hereinafter called the "FFC Business") are in compliance in all material respects with all, and not in violation in any material respect of any, and none of the FFC Companies has received any claim or notice that it is in violation of any, applicable law or ordinance, or any order, rule or regulation of any governmental agency or body to which the FFC Companies, the FFC Business or the Purchased Assets are subject, including, without limitation, any laws, ordinances, orders, rules or regulations relating to the protection of consumers or the regulation of insurance companies; nor have the FFC Companies failed to obtain or to adhere in all material respects to the requirements of any government license, permit or authorization necessary to the ownership of the Purchased Assets or to the conduct of the FFC Business. All governmental permits, licenses and


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authorizations  required by the FFC Companies in the conduct of the FFC Business are set forth in Schedule 5.08. Without limiting the generality of the foregoing, neither the FFC Companies, nor their shareholders, nor any director, officer, employee or agent of, or any consultant to, the FFC Companies nor any other person authorized to act on behalf of the FFC Companies has unlawfully offered, paid, or agreed to pay, directly or indirectly, any money or anything of value to or for the benefit of any individual who is or was a member of the armed forces, a candidate for office or an official or employee of any government (federal, state, local or foreign), or any agency or instrumentality thereof, or an officer or employee of any client, customer or supplier of the FFC Companies.

         5.09 Financial Statements.

         (a)  Schedule  5.09(a)   contains  copies  of  the  audited   financial
statements of FFC for each of the three years ended December 31, 1994 (the "Financial Statements"). The Financial Statements are true and correct and present fairly, in all material respects, the financial position of FFC as of December 31, 1994, December 31, 1993 and December 31, 1992, as the case may be, and the results of its operations and its cash flows for each of the years then ended in conformity with generally accepted accounting principles, consistently applied.

         (b) Schedule 5.09(b) contains copies of the unaudited financial statements of FFC for the nine months ended September 30, 1995 (the "Interim Statements"). The Interim Statements are true and correct and present fairly, in all material respects, the financial position of FFC as of September 30, 1995 and the results of its operations and cash flows for the nine month period then ended in conformity with generally accepted accounting principles, consistently applied (except that no representation is made with respect to the FFC bad debt reserve being true and correct at September 30, 1995; provided, however, that such bad debt reserve was, at September 30, 1995, taken in conformity with generally accepted accounting principles, consistently applied).

         (c) Schedule 5.09(c) contains copies of the financial statements of FFC Insurance for each of the two years ended December 31, 1994 (the "Insurance Financial Statements"). The Insurance Financial Statements are true and correct


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and present  fairly,  in all material  respects,  the financial  position of FFC
Insurance as of December 31, 1994, and December 31, 1993, as the case may be, and the results of its operations and its cash flows for each of the years then ended in conformity with generally accepted accounting principles, consistently applied.

         (d) Schedule 5.09(d) contains copies of the financial statements of FFC Insurance for the nine months ended September 30, 1995 (the "Insurance Interim Statements"). The Insurance Interim Statements are true and correct and present fairly, in all material respects, the financial position of FFC Insurance as of September 30, 1995 and the results of its operations and cash flows for the nine month period then ended in conformity with generally accepted accounting principles, consistently applied.

         (e) Except as may be included in the Insurance Interim Statements or as may have been incurred in the ordinary course of business since September 30, 1995, FFC Insurance has no liabilities (contingent or otherwise) whatsoever.

         5.10 Title to Assets. At the Closing, FFC will convey to Buyer good and valid marketable title to all of the Purchased Assets, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts, leases, subleases, licenses, concession or occupancy agreements, and other encumbrances of any kind or nature whatsoever, except for any such encumbrances as are set forth on Schedule 5.10 ("Permitted Encumbrances").

         5.11 Condition of Assets. All tangible assets and properties included in the Purchased Assets are as of the date hereof and on the Closing Date will be in good operating condition and repair in all material respects (normal wear and tear excepted) and are usable in the ordinary course of the Business as previously conducted.

         5.12 Receivables. All finance receivables and other receivables reflected on the Interim Statements and all finance and other receivables acquired or created by FFC subsequent to September 30, 1995 to and including the Closing Date arose and/or will arise from bonafide transactions in the ordinary course of business.



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         5.13 Taxes and Tax Returns.

         (a) All federal, state, county, local, foreign and other taxes (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll related and property taxes, import duties and other governmental charges and assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto (collectively "Taxes") required to be paid by or with respect to the FFC Companies on or before the date hereof have been timely paid and any Taxes required to be paid by or with respect to FFC after the date hereof and on or before the Closing Date shall be timely paid.

         (b) All returns and other reports required to be filed by or with respect to the FFC Companies with respect to Taxes ("Tax Returns") on or before the date hereof have been timely filed (or validly filed extensions thereof have been timely filed). All Tax Returns required to be filed by or with respect to the FFC Companies after the date hereof and on or before the Closing Date shall be prepared and timely filed, in a manner consistent with prior years and applicable laws and regulations.

         5.14 Absence of Certain Events. Except as set forth on Schedule 5.14, since January 1, 1995 none of the FFC Companies have:

                  (a) sold, assigned or transferred any of its assets or properties necessary for the operation of the FFC Business, except in the ordinary course of business consistent with past practice;

                  (b) made any amendment or termination of any material contract, commitment or agreement relating to the FFC Business to which it is a party or by which it is bound, in each case other than in the ordinary course of business consistent with past practice which would, individually or in the aggregate, have a material adverse effect on the conduct of the FFC Business consistent with past practice;



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

                  (c) suffered any damage, destruction or physical loss, whether or not covered by insurance, materially and adversely affecting the FFC Business, or suffered any repeated, recurring or prolonged shortage, cessation or interruption of supplies or utility services materially necessary to conduct the FFC Business consistent with past practice or suffered any materially adverse change in the financial condition of the FFC Business;

                  (d) suffered any material adverse change or received verbal or written notice of a material adverse change other than in the ordinary course of business consistent with past practices in their business relations with any of the major suppliers or customers of the FFC Business which would, individually or in the aggregate, have a material adverse effect on the conduct of the FFC Business consistent with past practice;

                  (e) with respect to the employees of the FFC Business, received notice or had knowledge of any strike or disruption of work of a concerted nature or any threat thereof;

                  (f) entered into any material transaction with respect to the FFC Business, other than in the ordinary course of business consistent with past practice; or

                  (g) lost the services of any key employee of the FFC Business or received notification of the threatened or imminent loss of any such employee.

         5.15  Patents,  Trademarks,  Copyrights,  etc.  Except  as set forth on
Schedule  5.15,  there  are no  patents,  patent  rights,  patent  applications, licenses, shop rights, trademarks, trademark applications, trade names, copyrights, computer software and similar rights (collectively "Rights") currently owned or used in the conduct of the FFC Business. The Purchased Assets include all Rights and other proprietary information necessary to the conduct of the FFC Business as currently being conducted. No patents, formulae, know-how, secrets, trademarks, trademark registrations, logos, trade names, assumed names, copyrights or computer software used in the FFC Business infringe on any patents, trademarks, or copyrights, or any other rights of any person. Each of the FFC Companies has taken all reasonable measures to maintain and protect, the patents, trademarks, trademark registrations, logos, trade names, assumed names, copyrights and copyright registrations listed on Schedule 5.15. To the best knowledge of FFC, FHC and Falk, the FFC Companies have not received notice of any claims which have been asserted by any person to the use of any such patents, trademarks, trademark registrations, logos, trade names, assumed names, copyrights and copyright registrations or challenging or questioning the validity or effectiveness of any such license or agreement, and, to the best knowledge of FFC, FHC and Falk, there is no valid basis for any such claim which would, individually or in the aggregate, have a material adverse effect on the FFC Business.

         5.16 Legal Proceedings, Etc. Except as set forth on Schedule 5.16 hereto, there are no claims, actions, suits, proceedings, arbitrations or investigations, either administrative or judicial, pending or, to the best knowledge of FFC, FHC and Falk, threatened by, or against the FFC Companies, or affecting the FFC Business or any of the Purchased Assets, including tort claims, whether or not covered by insurance, or specifically relating to the transactions contemplated by this Agreement, at law or in equity or otherwise, before or by any court or governmental agency or body, domestic or foreign, or before an arbitrator of any kind. Neither FFC, FHC nor Falk is aware of any facts which may give rise to any claim, action, suit, proceeding, arbitration or investigation affecting the FFC Business, the Purchased Assets or the transactions contemplated by this Agreement.

         5.17 Labor Disputes. There are no strikes or disruptions of work involving the employees of the FFC Business of a concerted nature or to the best knowledge of FFC, FHC and Falk any threat thereof affecting the FFC Business. None of the FFC Companies is a party to any collective bargaining agreement with any union or other representative of employees and no question concerning representation exists with regard to any employees of the FFC Companies.

         5.18 Customers;  Suppliers; Adverse Conditions.  Except as set forth on
Schedule 5.18, there has not, since January 1, 1995, been any termination or cancellation, nor have the FFC Companies received verbal or written notice of any threatened termination or cancellation of the business relationship of the FFC Companies with (a) any of the customers of the FFC Business, or (b) any of the major suppliers of the FFC Business (including, without limitation, American Heritage Insurance Company), which would, either individually or in the aggregate have a material adverse effect on either the Business or the Insurance Business as conducted consistent with past practice; and to the best knowledge of FFC, FHC and Falk there does not exist any facts or circumstances (except for general economic and industry conditions) which have had a material adverse effect or will have a material adverse effect on either the Business or the Insurance Business or the conduct thereof substantially consistent with past practice.

         5.19 Insurance. Schedule 5.19 contains copies of all policies or binders of fire, liability, product liability, vehicular, title and other insurance held by or on behalf of the FFC Companies or relating to the FFC Business or any of the Purchased Assets. The policies and binders included in
Schedule 5.19 are in full force and effect, are valid, binding and enforceable in accordance with their terms, insure the FFC Companies in sufficient amounts against those risks usually insured against by persons operating similar businesses or properties in the localities where such businesses or properties are located. There is no default with respect to any material provision contained in any such policy or binder nor has there been any failure to give any notice or present any claim under any such policy or binder in due and timely fashion. No notice of cancellation or nonrenewal of any such policy or binder has been received.

         5.20 Schedules of Assets; Properties; Customers; Suppliers. Set forth on Schedule 5.20 are complete and accurate lists of the following:

         (a) All machinery and equipment included in the Purchased Assets;

         (b) All machinery, vehicles and equipment under lease to the FFC Companies and material to the FFC Business, together with the identity of the lessor and the annual rental and unexpired lease term for any such leased property;

         (c) All real property and interests in real property (including the location thereof and the description of any structures located thereon) under lease to the FFC Companies, together with the annual rental and unexpired lease term and identity of the lessor;

         (d) Each vehicle held for resale as of November 30, 1995 including the serial number thereof and the location where such vehicle is currently stored;

         (e) The five largest suppliers to the FFC Business for the year ended December 31, 1994 and the volume of business done with such suppliers.

         (f) All entities or persons to whom the FFC Companies have paid aggregate fees to, and/or made aggregate purchases from, in excess of $50,000 during the year ended December 31, 1994; and

         (g) All potential material contracts or agreements in active process of negotiation which are not otherwise described on any other Schedule hereto.

         5.21 Contracts and Commitments.

         (a) Except as listed and described on Schedule 5.20 or 5.21, none of the FFC Companies is a party to any:

         (i) Contract (as defined below) with any present or former shareholder,
         director,   officer,   employee  or  consultant   (including,   without
         limitation, any employment agreement);

         (ii) Contract for the future purchase of, or payment for, supplies, products, insurance or financial instruments involving payment of in excess of $50,000 or for the performance of services by a third party involving payment in excess of $25,000;

         (iii) Contract to sell or supply products or financial instruments or to perform services involving receipt by the FFC Companies of in excess of $50,000;

         (iv) Representative, sales agency or distribution agreement, contract or commitment, not terminable by the FFC Companies on sixty (60) days notice or less without cost or liability in excess of $1,000 for any such agreement, contract or commitment;

         (v) lease under which either of the FFC Companies is the lessor or lessee relating to either real or personal property and involving annual payments by or to the FFC Companies in excess of $10,000;

         (vi) Contract or Contracts for the borrowing of money for a line of credit, or for a guarantee, pledge or undertaking of the indebtedness of any other person;

         (vii)   factoring   agreement  or  agreement  for  the   assignment  or
         receivables or inventory;

         (viii) Contract with respect to the Insurance Business, including, without limitation, any contract with any other insurance company relating to reinsurance;

         (ix) Contract with respect to any Rights;

         (x) Contract for any capital expenditure involving future payments, which, together with future payments under all other existing Contracts for all capital projects are in excess of $50,000;

         (xi) Contract limiting or restraining in any respect the FFC Companies from engaging or competing in any lines of business or with any person;

         (xii) Contract requiring the FFC Companies to loan money to any person in the future; or

         (xiii) any other Contract material to the operation of the Business or the Insurance Business.

As used in the Agreement, the term "Contract" includes any mortgage, indenture, agreement, contract, commitment or lease.

         (b) Except as may be otherwise set forth on Schedule 5.21 with respect to each of the Contracts listed on any Schedule to this Agreement, (i) such Contract is valid and enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles, (ii) the FFC Companies are in compliance with the provisions thereof, (iii) to the best knowledge of FFC, FHC and Falk, no party is in default in the performance, observance or fulfillment of any obligations, covenant or condition contained therein and (iv) to the best knowledge of FFC, FHC and Falk, no event has occurred which with or without the giving of notice or lapse of time, or both, would constitute a default thereunder by the FFC Companies. No such Contract contains any requirement with which there is a reasonable likelihood that (i) the FFC Companies or, to the best knowledge of FFC, FHC and Falk, any other party thereto will be unable to comply or (ii) compliance therewith by the FFC Companies will have a material adverse effect on the FFC Business. Except as set forth on Schedule 5.21, the transactions as contemplated by this Agreement, will not (i) result in the automatic termination of any Contract listed on any Schedule to this Agreement; or (ii) result in the automatic amendment of any of the terms of any such Contract; or (iii) give rise to a right in any party to unilaterally amend the terms of, or terminate, any such Contract. Except as set forth on Schedule 5.21, the assignment of each Contract designated as an "Assumed Contract" on Schedule 5.21 to Buyer as contemplated by this Agreement does not require the consent of (i) the other party or parties thereto or (ii) any other person or entity (all such required consents being hereinafter called the "Assumed Contract Consents").

         5.22 Employee Benefit Plans.

         (a) Set forth on Schedule 5.22 is a summary of any bonus, incentive, deferred compensation, profit sharing, pension, retirement, disability, hospitalization, life insurance, health benefit, medical reimbursement, vacation, sick pay, severance pay or other plan or agreement providing benefits to any of the employees of the FFC Companies ("Employee Plans").

         (b) Set forth on Schedule 5.22 is the total amount of cumulative fringe benefits to which employees have accrued entitlement as of September 30, 1995. All amounts required by the provisions of any Employee Plan and applicable law to be contributed to any Employee Plan have been, or will be, contributed to such Employee Plan through the Closing Date.

         (c) None of the Employee Plans is a "multiemployer  plan" as defined in
Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and FFC has never at any time contributed to a "multiemployer plan." All Employee Plans are in compliance in all material respects with the requirements prescribed by any and all applicable statutes, orders or governmental rules or regulations currently in effect with respect thereto, and FFC has performed all material obligations required to be performed by it under, and is not in default under or in violation of, any of the Employee Plans. Each Employee Plan intended to be qualified under Section 401(a) of the Internal Revenue Code (the "Code") has heretofore been determined by the Internal Revenue Service (the "IRS") to so qualify, and each trust created thereunder has heretofore been determined by the IRS to be exempt from tax under the provisions of Section 501(a) of the Code. As of the date hereof, FFC has not incurred any "withdrawal liability" within the meaning of Section 4201 of ERISA with respect to any Employee Plan. There are no actions, suits or claims pending, threatened or anticipated (other than routine claims for benefits) against any Employee Plan or against the assets of any Employee Plan. None of the transactions contemplated herein will (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Employee Plan or individual agreement that will or may result in any payment (whether of severance pay or otherwise), acceleration, vesting, or increase in benefits with respect to any employee, former employee or director of FFC. None of the Employee Plans nor any of the trusts relating thereto has incurred any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA. No person has engaged in any transaction involving any Employee Plan which is a "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code.

         (c) FFC has provided Buyer with true and correct copies of all Employee Plans, any related trusts and the most recent IRS determination letters with respect to each Employee Plan intended to qualify under Section 401(a) of the Code.

         5.23 Employees. Schedule 5.23 hereof sets forth each employee of the FFC Companies who performs services related to the FFC Business and the rate of compensation of each such employee as of (a) the date hereof and (b) December 31, 1994.

         5.24 Assets Being Transferred. The Purchased Assets constitute such assets as are materially necessary to permit Buyer to continue the FFC Business in a manner substantially consistent with the manner in which the FFC Companies are operating the FFC Business on the date hereof.

         5.25 Interests in Property or Activities of the Business. Except as set forth on Schedule 5.25, neither Falk, Eddie nor FHC, nor any former shareholder, director or employee of FFC or FHC has any material interest in any person or entity which conducts business with the FFC Companies.

         5.26 Bulk Sale Act Compliance. Based upon an opinion of counsel rendered to FFC, the Virginia Bulk Sales Act and the Bulk Sales Act of any other jurisdiction are not applicable to the transactions contemplated by this Agreement.

         5.27 Finder. There is no firm, corporation, agency or other person that is entitled to a finder's fee or any type of brokerage commission in relation to or in connection with the transactions contemplated by this Agreement as a result of any agreement or understanding with FFC or any agent of FFC, except for Chicago Corporation the fees of which ("Chicago Fees") shall be paid by FHC.

         5.28 Full Disclosure. No representation or warranty by FFC, FHC or Falk in this Agreement or in any document to be delivered by either FFC, FHC or Falk pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make any statement herein or therein not materially misleading.

                                  ARTICLE V(a)

                     REPRESENTATIONS AND WARRANTIES OF MILLS

         Mills hereby represents and warrants to and agrees with Buyer as follows, and Buyer agrees that the represenations and warranties contained in this Article V(a) are the sole representations and warranties made by Mills under this Agreement:

         5(a).01 Authority and Compliance. This Agreement has been duly and validly executed and delivered by Mills and constitutes a valid obligation of him, enforceable against him in accordance with its terms, except to the extent that such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

         5(a).02 Capital Stock. Mills, prior to the transactions contemplated by Sections 8.11 and 8.12 hereof, was the beneficial and record owner of that number of shares of Class A Common and Class B Common as is set forth next to his name on Schedule 5.02.

         5(a).03 Authority from Other Shareholders. Annexed hereto as Schedule 5(a).03 is a true and correct copy of the documents executed by each of the record and beneficial holders of the Other Shares (as defined below) and the Old 1994 Notes granting Mills the authority to act on their behalf in connection with the transactions contemplated by Sections 8.11 and 8.14 hereof (the "Authority Documents").

         5(a).04 Interests in Property or Activities of the Business. Except as set forth on Schedule 5(a).04, neither Mills nor any affiliate of Mills has any material interest in any person or entity which conducts business with the FFC Companies.

                                   ARTICLE VI

                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         Buyer and Auto hereby jointly and severally represent and warrant to, and agree with, FFC, FHC, Falk, Eddie and Mills as follows:

         6.01 Organization; Good Standing; Ownership. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. Auto is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Buyer and Auto has full corporate power and authority to conduct its respective business as now conducted and to own or lease and operate the assets and properties now owned or leased and operated by it. All of the outstanding shares of the capital stock of Buyer are owned beneficially and of record by Auto.

         6.02 Authority and Compliance. Each of Buyer and Auto has full corporate power and authority to execute and deliver this Agreement and any other document to be executed and delivered by either of them as contemplated herein (the "Ancillary Documents"). The consummation and performance by Buyer and Auto of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate and other proceedings. This Agreement has been, and when executed and delivered the Ancillary Documents will be, duly and validly executed and delivered on behalf of Buyer and Auto and constitutes, and will constitute, valid obligations of Buyer and Auto, enforceable in accordance with their terms, except to the extent that such enforceability may be limited by applicable insolvency, bankruptcy, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles. No consent, authorization or approval of, exemption by, or filing with, any domestic governmental or administrative authority, or any court, is required to be obtained or made by Buyer or Auto in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

         6.03 No Conflict. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any contract or other agreement or instrument to which Buyer or Auto is a party or by which Buyer or Auto or any of their properties or assets is bound, or (ii) the articles or certificate of incorporation or by-laws of Buyer or Auto or (iii) any law, order, rule, regulation, writ, injunction or decree applicable to Buyer or Auto.

         6.04 Finder. There is no firm, corporation, agency or other person that is entitled to a finder's fee or any type of brokerage commission in relation to or in connection with the transactions contemplated by this Agreement as a result of any agreement or understanding with Buyer or any of its directors, officers, employees or shareholders except for Richard Benson, the fees of whom shall be paid by Buyer.

         6.05 SEC Documents. Buyer has previously delivered to FFC copies of Auto's Form 10-K for the year ended May 31, 1995, as amended (the "Form 10-K") and copies of Auto's Form 10-Q for the quarter ended August 31, 1995 (the "Form 10-Q"). Buyer and Auto understand that FFC has delivered copies thereof to the holders of the Other Shares and the Old 1994 Notes in connection with the transactions contemplated by Sections 8.11, 8.14 and 9.04 hereof. In connection therewith, Buyer and Auto represent to FFC that the Form 10-K and Form 10-Q are true and correct in all material respects and Buyer has not filed any Current Report on Form 8-K since May 31, 1995. .

         6.06 Full Disclosure. No representation or warranty by Buyer or Auto in this agreement or any document to be delivered by Buyer or Auto pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make any statement herein or therein not materially misleading.

                                   ARTICLE VII

                                    COVENANTS

         7.01 Covenant Not to Compete. For a period of ten (10) years from and after the Closing Date with respect to FFC, FHC, Falk and Eddie and for a period of five (5) years from and after the Closing Date with respect to Mills, each of FFC, FHC, Falk, Eddie and Mills hereby covenants and agrees with Buyer that, unless acting as an officer, employee or consultant to Buyer, or an affiliate of Buyer, or with Buyer's prior written consents, he or it will not anywhere in (a) the Commonwealth of Virginia, or (b) the States of North Carolina South Carolina, Georgia, Florida, Maryland, Tennessee or Kentucky: (i) compete, directly or indirectly, with Buyer, Auto or any of their affiliates in the Business; (ii) directly or indirectly, on his or its own behalf or in behalf of or as an employee or agent of any other person or entity, contact or approach any person or business, wherever located, for the purpose of competing with Buyer in the Business; (iii) participate as a director, officer, consultant, or partner of, or have any other direct or indirect financial interest in, any enterprise which engages in the Business (provided, however, that Falk and Eddie in the aggregate and/or Mills individually (or through or together with any entity in which Mills owns an interest) may own up to five (5%) percent of the capital stock of any corporation required to file reports pursuant to the Securities Exchange Act of 1934 that is in competition with the Business if the fair market value of such corporation's outstanding capital stock exceeds $25 million); or (iv) participate as an employee, agent, representative or consultant in, or render any services to, any enterprise in which his responsibility competes, directly or indirectly, with the Business. The parties acknowledge that the covenant set forth in this Section 7.01 is subject to modification under certain circumstances all as provided in Section 14 of the Purchase Agreement by and between CFAW and Buyer of even date herewith which is deemed incorporated herein by reference..

         7.02 Confidential Information. Each of FFC, FHC, Falk, Eddie and Mills shall keep secret and retain in strictest confidence, and shall not use for the benefit of itself or others, all confidential matters relating to the FFC
Business, including, without limitation, customer lists, methods of credit analysis, operational methods and other business affairs relating to the FFC Business known by any of them and, except as otherwise required by law, shall not disclose them to anyone, except with the Buyer's express prior written consent.

         7.03 Employees of the Buyer. None of FFC, FHC, Falk, Eddie or Mills shall, directly or indirectly, hire, solicit or encourage to leave the employment of Buyer or any of its affiliates, any employee of Buyer or any of its affiliates who work in the FFC Business or hire any such employee who has left the employment of Buyer or any of its affiliates within six months of the termination of such employee's employment with Buyer or any of its affiliates, other than an employee who has been terminated by Buyer or an affiliate thereof.

The foregoing  covenant shall not apply to those employees set forth on Schedule
7.03 (the "Excluded Employees").

         7.04 Acknowledgment; Severability. Each of FFC, FHC, Falk, Eddie and Mills acknowledge that the restrictions contained in Sections 7.01, 7.02 and
7.03 are reasonable and necessary to protect the business and interests of Buyer and that any violation of these restrictions will cause substantial and irreparable injury to Buyer. Therefore, FFC, FHC, Falk, Eddie and Mills each agree that Buyer is entitled, in addition to any other remedies, to preliminary and permanent injunctive relief to secure specific performance, and to prevent a breach or contemplated breach, of Sections 7.01, 7.02 and 7.03 The restrictions set forth herein shall be construed as independent covenants, and the existence of any claim or cause of action against Buyer, whether predicated upon this Agreement or otherwise, shall not constitute a defense to the enforcement by Buyer of the restrictions contained in Sections 7.01, 7.02 and 7.03. In the event that the provisions of Sections 7.01, 7.02 and 7.03 should ever be deemed to exceed the time or geographic limitations or any other limitations permitted under applicable laws, then such provisions shall be deemed reformed to the maximum extent permitted by applicable laws.

         7.05 Consents. FFC shall use its best efforts to obtain the Assumed Contract Consents.

         7.06 Chicago Fees. Subject to the Closing having occurred, Buyer hereby agrees to pay FHCan amount equal to the lesser of 50% of the Chicago Fees and $100,000 upon receipt by Buyer of evidence of payment of such fees by FHC.

         7.07 Post Closing Employment. Subject to the Closing having occurred, Buyer shall offer employment to each employee of the FFC Companies listed on
Schedule 5.23, except for any of the Excluded Employees (the "Acquired Employees") and shall make available to each Acquired Employee such salary and benefits as are currently provided to such Acquired Employees by the FFC Companies. For a period of 32 days following the Closing Date, Buyer agrees that it shall not terminate the employment of any of the Acquired Employees.

         7.08 Buyer and Auto Representations. Buyer and Auto agree that in connection with the transactions contemplated by Sections 8.11, 8.14 9.04 and
9.08 hereof, the holders of the Other Shares and the Old 1994 Notes may rely upon the representations contained in Sections 6.01, 6.02, 6.03, 6.05 and 6.06.

                                  ARTICLE VIII

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

         The obligations of Buyer pursuant to this Agreement are subject to the satisfaction at the Closing of each of the following conditions, any one or more of which may be waived as provided in Section 11.07.

         8.01 Accuracy of Representation and Warranties. The representations and warranties of FFC, FHC and Falk contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as through made on and as of the Closing Date, except as effected by transactions contemplated hereby.

         8.02 Performance of Agreement. FFC, FHC, Falk and Eddie shall have performed and complied with all covenants, obligations and agreements to be performed or complied with by them on or before the Closing Date pursuant to this Agreement.

         8.03 Legal Opinions. Buyer shall have received from Clark & Stant, P.C a favorable opinion addressed to the Buyer, dated as of the Closing Date as to
(a) the matters set forth in Sections 5.01, 5.02, 5.03 (to such counsel's knowledge), 5.04 (to such counsel's knowledge), 5.05, 5.07 ((ii) and (iii) to such counsel's knowledge), 5.08 (first two sentences), 5.16 (to such counsel's knowledge) and 5.26 hereof and Buyer shall have received from Miller & Simons, an opinion in the form annexed hereto as Exhibit A.

         8.04 Litigation, etc.

              (a) No claim, action, suit, proceeding, arbitration, or hearing or notice of hearing shall be pending (and no action or investigation by any governmental authority shall be threatened) which seeks to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

              (b) No law, regulation or decree shall have been adopted or promulgated after the date hereof, the enforcement of which would materially adversely affect any of the assets, properties, financial condition, results of operations, properties or business of the Business; and no law, regulation or decree shall have been adopted or promulgated after the date hereof, the enforcement of which would materially adversely affect Buyer's ability to consummate the transactions contemplated by this Agreement.

         8.05 Officer's Certificate. Buyer shall have received a certificate of the chief executive officer of FFC, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in Sections 8.01, 8.02, 8.08 and 8.10 through 8.16 hereof.

         8.06 Actions, Proceedings, etc. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement and all other related legal maters shall be reasonably satisfactory to Buyer and its counsel; and Buyer shall have been furnished with such other instruments and documents as it shall have reasonably requested.

         8.07 Casualty Condemnation. Subsequent to September 30, 1995 and prior to the Closing Date, no material portion of the physical operating assets of the Business shall have been destroyed or damaged (whether or not such entity is insured against such loss) and no material portion of the physical operating assets shall have been taken by condemnation or eminent domain or made the subject of such a proceeding.

         8.08 No Material Adverse Change. Between September 30, 1995 and the Closing Date (i) there shall not have occurred any changes in the financial condition, properties, assets, business or prospects of FFC which in the aggregate are materially adverse to the Business, and (ii) Buyer shall not have learned of any facts which, in its reasonable judgment, it believes are materially adverse to the assets, business, financial condition, or prospects of the Business.

         8.09 Good Standing Certificates. Buyer shall have received a certificate of the State Corporation Commission of the Commonwealth of Virginia, dated within ten (10) days of the Closing Date certifying that FFC is in good standing and validly existing under the laws of such state.

         8.10 Consent to Assignment. FFC shall have obtained and delivered to Buyer the Assumed Contract Consents.

         8.11 Redemption of Shares. Prior to the Closing, all of the 1,600,000 shares of the capital stock of FFC not owned by FHC or Upton (the "Other Shares") shall be redeemed by FFC in exchange for (a) the obligation of FFC to pay $1.00 per share in cash (for an aggregate of $1,600,000) immediately following the Closing (the "Other Shareholders Cash Payment") and (b) subordinated notes of FFC (i) with respect to 600,000 of the Other Shares owned by Mills and the Mills Value Adviser, Inc. ("MVA") in the principal amount equal to $.50 per share and (ii) with respect to 1,000,000 of the Other Shares not owned by Mills or MVA in the principal amount equal to $3.00 per share (for an aggregate principal amount of $3,300,000), which subordinated notes, shall be in the form of the Junior Subordinated Note annexed hereto as Exhibit B (a " Junior Subordinated Note").

         8.12 Redemption of Upton Shares. Prior to the Closing all of the shares of the capital stock of FFC owned by Upton shall be redeemed by FFC in exchange for (a) the obligation to pay $120,000 in cash immediately following the Closing (the "Upton Cash Payment") and (b) a Junior Subordinated Note in the principal amount of $231,000.

         8.13 Ownership of Shares. At the Closing all of the outstanding shares of the capital stock of FFC shall be owned beneficially and of record by FHC.

         8.14 Exchange of Notes. All of the holders of the 12% Subordinated Notes issued by FFC during 1994 (the "Old 1994 Notes") shall have exchanged the Old 1994 Notes for a subordinated note in equal principal amount and with the same interest rate and with such other terms and conditions as are set forth in the form annexed hereto as Exhibit C (the "New 1994 Notes").

         8.15 Finova Waiver. Finova shall have waived its rights to accelerate the payment of the Finova Debt as a result of the Closing of the transactions contemplated by this Agreement.

         8.16 Amendment to CFAW Purchase Agreement. The agreement between CFAW and FFC with respect to the purchase by FFC from CFAW of finance contracts shall be amended and restated in its entirety, in consideration for the payment by Buyer to CFAW of the sum of $1,500,000, to be an agreement between CFAW and Buyer, as set forth in Exhibit D annexed hereto (the "New CFAW Purchase Agreement").

         8.17 Financial Statements. On or prior to the Closing Date, FFC shall have delivered to Buyer and Auto financial statements of FFC for each of the years ended December 31, 1994, December 31, 1993 and December 31, 1992, which financial statements shall have been reported on by KPMG Peat Marwick, without qualification, and which financial statements shall be in form satisfactory to meet the rules and regulations of the Securities and Exchange Commission.

         8.18 Premises at 536 East 21st Street. Buyer and CFAW shall have entered into a lease agreement wherein Buyer shall lease from FHC the premises at 536 West 21st Street, Norfolk, Virginia currently occupied by FFC for a period of six months from and after the Closing Date at a rental of $7,500 per month, plus utilities, with a right of Buyer only to terminate the lease at any time upon thirty (30) days prior notice all in the form annexed hereto as Exhibit E (the "Norfolk Lease").

         8.19 Termination of Related Party Arrangements. Except for the obligations of Buyer under the New CFAW Purchase Agreement, the Norfolk Lease, the New 1994 Notes, the note described in Section 3.03(ii) and the Junior Subordinated Notes, each of FFC, FHC, Falk, Eddie and Mills shall release Buyer from any and all obligations to any of them or their affiliates by executing a release in the form annexed hereto as Exhibit F.

         8.20 Employment Agreements. Each of Robert Upton and Larry Cline shall have executed and delivered to Buyer an employment agreement in the form annexed hereto as Exhibit G.

         8.21 Authority Documents. Mills shall have delivered a certificate to FFC in which he shall certify to FFC that the Authority Documents have not been amended and are in full force and effect as of the Closing Date, and Mills shall agree that Buyer and Auto may rely on such certificate.

         8.22 Name Change. On or before the Closing Date, FFC shall have caused each of FFC and Point to amend its respective certificate or articles of incorporation to effect the change of its name to a name which does not include the word "Point" or "Falk" or any word or words similar thereto.

                                   ARTICLE IX

                  CONDITIONS PRECEDENT TO THE OBLIGATION OF FFC

         The obligations of FFC under this Agreement are subject to the satisfaction at the Closing of each of the following conditions, any one or more of which may be waived by FFC as provided in Section 11.07; provided that any such waiver must be approved by Mills in writing.

         9.01 Accuracy of Representation and Warranties. The representations and warranties of Buyer contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as through made on and as of the Closing Date, except as effected by transactions contemplated hereby.

         9.02 Performance of Agreement. Buyer shall have performed and complied with all covenants, obligations and agreements to be performed or complied with by them on or before the Closing Date pursuant to this Agreement.

         9.03 Buyer Assumption. Buyer shall have executed and delivered to each holder of a New 1994 Note and/or a Junior Subordinated Note and an agreement of assumption in the form annexed hereto as Exhibit H.

         9.04 Delivery of Note. Buyer shall have executed and delivered to FFC the note described in Section 3.03(ii).

         9.05 Auto Guarantee. In connection with the assumption by Buyer of the New 1994 Notes, Auto shall have executed and delivered to each holder of a New 1994 Note a guaranty of payment in the form annexed hereto as Exhibit I.

         9.06 Falk Guarantee. Auto shall have executed and delivered to Falk a letter wherein Auto shall agree to (a) use its best efforts to obtain the release of Falk from his guarantee of the Finova Debt as soon as practicable, but in no event later than the second anniversary of the Closing and (b) indemnify Falk with respect to such guarantee from and after the Closing, all in the form annexed hereto as Exhibit J.

         9.07 B of C Debt. Simultaneously with the Closing, Buyer shall repay the B of C Debt.

         9.08 Redemption and Exchange. The transactions contemplated by Sections 8.11, 8.12 and 8.14 shall have occurred.

         9.09 Cash Payments. Simultaneously with the Closing, Buyer shall pay the Other Shareholders Cash Payment and the Upton Cash Payment.

                                    ARTICLE X

                                 INDEMNIFICATION

         10.01 Indemnification by FFC, FHC, Falk, Eddie and Mills.

              (a) FFC, FHC and Falk hereby jointly and severally covenant and agree with Buyer and Auto that they shall reimburse and indemnify Buyer, Auto and their respective successors and assigns and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses, including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel (collectively "Claims") incurred by them due to, arising out of, or in connection with, (i) a breach of any of the representations, warranties, covenants or agreements made by FFC, FHC or Falk in this Agreement, or (ii) any liability or obligation of FFC to any person or entity, except for any of the Assumed Obligations.

              (b) Eddie hereby covenants and agrees with Buyer and Auto that he shall reimburse and indemnify Buyer and Auto and their respective successors and assigns and hold them harmless, from against and in respect of any and all Claims, incurred by them due to, arising out of, or in connection with the breach of any of the representations, warranties, covenants and agreements made by Eddie in Sections 7.01, 7.02, 7.03 and 7.04 hereof.

              (c) Mills hereby covenants and agrees with Buyer and Auto that he shall reimburse and indemnify Buyer and Auto and their respective successors and assigns and hold them harmless, from against and in respect of any and all Claims, incurred by them due to, arising out of, or in connection with the breach of any of the representations, warranties, covenants and agreements made by Mills in Sections 5(a).01, 5(a).02, 5(a).03, 5(a).04, 7.01, 7.02, 7.03, 7.04
and 8.21 hereof.

         10.02 Indemnification by Buyer. Buyer and Auto hereby covenant and agree with FFC that they shall reimburse and indemnify FFC and its respective successors and assigns and hold them harmless from, against and in respect of any and all Claims incurred by FFC due to, arising out of, or in connection with
(a) a breach of any of the representations, warranties, covenants or agreements made by Buyer and Auto in this Agreement, (b) any Assumed Obligation, or (c) liabilities relating to the operation of the Business from and after the Closing Date.

         10.03 Satisfaction of Indemnification Obligation. Obligations of indemnification under this Article X shall be satisfied within ten (10) days after written notice thereof from the Indemnified Party to the indemnifying party or parties upon a settlement between the Indemnified Party and the indemnifying party or a final determination of a court or tribunal of competent jurisdiction.

         10.04 Right to Defend, etc.

              (a) If an Indemnified Party receives notice of any claim or other commencement of any action or proceeding with respect to which any other party (or parties) is obligated to provide indemnification (the "Indemnifying Party") pursuant to this Agreement, the Indemnified Party shall give the Indemnifying Party written notice thereof. Such notice shall specify, in reasonable detail, the facts forming the basis for the claim, a good faith estimate of the amount of the claim, and the provisions under this Agreement providing for such indemnification. Such notice shall be a condition precedent to any liability of the Indemnifying Party under the provisions for indemnification contained in this Agreement. If the facts giving rise to any such indemnification shall involve any actual claim or demand by any third party against an Indemnified Party, the Indemnifying Party shall be entitled (without prejudice to the right of any Indemnified Party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing, subject to the Indemnified Party's approval which may not be unreasonably withheld, if it advises in writing of its intention to do so to the Indemnified Party within thirty (30) days after notice of such Claim has been given to the Indemnifying Party. Such Indemnified Party shall cooperate in the defense and/or settlement of such Claim, but shall be entitled to be reimbursed, as provided in Section 10.01 or 10.02 hereof, as the case may be, for all costs and expenses incurred by it in connection therewith. No settlement of any Claim may be made without the consent of the Indemnifying Party, which consent may not be unreasonably withheld; provided, however, that if such Indemnifying Party has been offered the opportunity to defend such Claim and has elected not to do so then settlement may be made without the consent of the Indemnifying Party. The Indemnifying Party shall have the right to settle or compromise a Claim if the Indemnified Party is provided a complete release of further liability and obligations relating to such Claim in any way.

              (b) Notwithstanding Section 10.04(a) hereof, if, in the reasonable opinion of an Indemnified Party, any Claim involves an issue or matter which could have a materially adverse effect on the business, operations, assets or prospects of such Indemnified Party, then, and in such event, the Indemnified Party shall have the right, upon written notice to the Indemnifying Party, to control the defense of any such Claim at its expense and through counsel of its choosing. If the Indemnified Party should so elect to exercise such right the Indemnifying Party shall have the right to participate in, but not control, the defense or settlement of such Claim at its sole cost and expense. No settlement of any such Claim may be made without the consent of the Indemnifying Party, which consent may not be unreasonably withheld.

         10.05 Limitations on Indemnification. The indemnification provided for in Sections 10.01(a) and 10.01(c) shall be subject to the following limitations:

              (a) Buyer and Auto shall not be entitled to receive any indemnification amounts pursuant to clause (i) of Section 10.01(a) until the aggregate indemnification amounts pursuant thereto equal $50,000 (the "First Basket Amount") whereupon Buyer shall be entitled to receive payments to the extent that such aggregate exceeds the First Basket Amount. The limitation on indemnification set forth in this Section 10.05(a) shall not apply to any Claims based upon, arising out of, or otherwise in respect of (i) Section 5.27 - Finder
- or (ii) any covenant or agreement of FFC, FHC or Falk contained herein, including, without limitation, those covenants and agreements made in Article VII hereof.

              (b)  Buyer  and  Auto  shall  not  be   entitled  to  receive  any
indemnification amounts pursuant to Section 10.01(c) until the aggregate indemnification amounts pursuant thereto equal $50,000 (the "Second Basket Amount") whereupon Buyer shall be entitled to receive payments to the extent that such aggregate exceeds the Second Basket Amount. The limitation on indemnification set forth in this Section 10.05(b) shall not apply to any Claims based upon, arising out of, or otherwise in respect of (i) any covenant or agreement of Mills contained herein, including, without limitation, those covenants and agreements made in Article VII hereof.

              (c) The aggregate liability of FFC, FHC and Falk with respect to its indemnification obligations based upon a breach of any of the representations or warranties made by FFC, FHC or Falk in Article V of this Agreement (the "Breach Indemnification") shall not exceed $5,125,000; except that the aggregate liability of FFC, FHC and Falk with respect to the Breach Indemnification shall not exceed $1,000,000 with respect to any breaches of the representations or warranties made by FFC, FHC or Falk (1) in Sections 5.01 through 5.08 and 5.10 through 5.28 of this Agreement where FFC, FHC and Falk (i) did not know or (ii) should not have reasonably been expected to have known of such breach or any of the material facts or circumstances giving rise to such breach and (2).in Section 5.09 where FFC, FHC and Falk did not know of such breach or any of the material facts or circumstances giving rise to such breach.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.01 Survival of Representations, Warranties, Covenants and Agreements. The representations and warranties contained in Articles V, V(a) and VI of this Agreement shall survive the execution of this Agreement until August 31, 1997 except that the representations and warranties contained in Sections 5.05, 5.27, 5(a).01, 5(a).03, 6.02 and 6.05 shall survive in perpetuity. If any claim for indemnity has been timely made but has not been resolved by the parties prior to the expiration of the applicable time period of survival then, and in such event, such claim shall survive until finally resolved.

         11.02 Expenses. Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

         11.03 Notices. Any notice, request, instruction or other document to be given hereunder by any party to any of the other parties shall be in writing and shall be deemed to have been duly given when delivered personally or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made:



         If to Buyer or AutoInfo        AutoInfo, Inc.
                                        1600 Route 208
                                        Fair Lawn, New Jersey 07410
                                        Attn: Scott Zecher, President



         with a copy to:                Morse, Zelnick, Rose & Lander, LLP
                                        450 Park Avenue
                                        New York, New York 10022
                                        Attn: Kenneth S. Rose, Esq.


         If to FFC, FHC, Falk
           or Eddie addressed to:       c/o Charles E. Falk, Sr.
                                        Falk Holding Corp.
                                        536 West 21st Street
                                        Norfolk, Virginia 23610


         with a copy to:                Frank J. Santoro, Esq.
                                        Marcus, Santoro & Kozak
                                        355 Crawford Street, Suite 700
                                        P. O. Box 69
                                        Portsmouth, Virginia 23705-0069


         If to Mills addressed to:      Charles A. Mills III
                                        c/o Anderson & Strudwick
                                        3 Commercial Place
                                        Suite 100
                                        Norfolk, Virginia 23510


         with a copy to:                James J. Wheaton, Esq.
                                        Willcox & Savage, P.C.
                                        1800 NationsBank Center
                                        Norfolk, Virginia 23510


         11.05 Assignability and Amendments. This Agreement shall not be assignable by any of the parties. This Agreement cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties.

         11.06 Entire Agreement. This Agreement and the Exhibits and Schedules which are a part hereof and the other writings and agreements specifically identified herein contain the entire agreement between the parties with respect to the transactions contemplated herein and supersede all previous written or oral negotiations, commitments and understandings.

         11.07 Waivers, Remedies. Any waiver hereunder must be in writing and signed by the party to be bound thereby. A waiver of any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights under any other term or condition of this Agreement. All remedies under this Agreement shall be cumulative and not alternative.

         11.08 Counterparts and Headings. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         11.09 Severability. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

         11.10 Binding Effects. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

         11.12 Governing Law. This Agreement shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

         11.13 No Third Party Beneficiaries. Except as provided in Section 7.08 nothing contained in this Agreement shall be deemed (a) to confer rights on any person or entity (including, without limitation, any employees of FFC), or (b) to indicate that this Agreement has been entered into for the benefit of any person or entity (including, without limitation, any employees of FFC) other than the parties hereto.

         11.14 Knowledge of Falk. For the purposes of this Agreement, whenever the phrase "to the best knowledge of" or any similar phrase is used with respect to Falk it shall be deemed to include the knowledge of Eddie, Kitty Falk, FHC, CFAW and Falk, but no other person or entity.

         IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year first above written.



                                 AUTOINFO, INC.


                                 By :_____________________________



                                 AUTOINFO FINANCE OF VIRGINIA, INC.


                                 By :_____________________________


                                 __________________________________


                                 FALK FINANCE COMPANY, INC.


                                 By :_____________________________



                                 FALK HOLDING CORP.


                                 By: ______________________________



                                 __________________________________
                                          CHARLES E. FALK, SR.



                                 __________________________________
                                          CHARLES E. FALK, JR.



                                 __________________________________
                                          CHARLES A. MILLS III